                                                                      EXHIBIT 24


                    POWER OF ATTORNEY OF SAMUEL J. PALMISANO


      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 112,882,869 shares of capital stock of the Corporation or other interests issuable under the Corporation's 2001 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., John M. Thompson, Lawrence R. Ricciardi, John R. Joyce, Mark Loughridge, Robert F. Woods, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the
SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of April 2002.



                                       /s/ Samuel J. Palmisano
                                       -----------------------------
                                       Samuel J. Palmisano
                                       President and Chief Executive
                                       Officer






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                       POWER OF ATTORNEY OF JOHN R. JOYCE


      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 112,882,869 shares of capital stock of the Corporation or other interests issuable under the Corporation's IBM 2001 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, Lawrence R. Ricciardi, Mark Loughridge, Robert F. Woods, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of October 2001.


                           /s/ John R. Joyce
                           ------------------------------
                           John R. Joyce
                           Senior Vice President and
                           Chief Financial Officer



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                      POWER OF ATTORNEY OF ROBERT F. WOODS


      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 112,882,869 shares of capital stock of the Corporation or other interests issuable under the Corporation's 2001 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, Lawrence R. Ricciardi, John R. Joyce, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 6th day of May 2002.



                                /s/ Robert F. Woods
                                ------------------------------
                                Robert F. Woods
                                Vice President and Controller

                   POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.
                   -------------------------------------------


      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 112,882,869 shares of capital stock of the Corporation or other interests issuable under the Corporation's 2001 Long-Term Performance Plan, hereby constitute and appoint John M. Thompson, Samuel J. Palmisano, Lawrence R. Ricciardi, John R. Joyce, Mark Loughridge, Robert F. Woods, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the
SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of October 2001.



                            /s/ Louis V. Gerstner, Jr.
                            ----------------------------------
                            Louis V. Gerstner, Jr.
                            Chairman of the Board and
                            Chief Executive Officer


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                      POWER OF ATTORNEY OF JOHN M. THOMPSON


      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice Chairman of the Board of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 112,882,869 shares of capital stock of the Corporation or other interests issuable under the Corporation's 2001 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr. , Samuel
J. Palmisano, Lawrence R. Ricciardi, John R. Joyce, Mark Loughridge, Robert F. Woods, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the
SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of October 2001.



                                       /s/ John M. Thompson
                                       ------------------------------
                                       John M. Thompson
                                       Vice Chairman of the Board of
                                       Directors

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 112,882,869 shares of capital stock of the Corporation or other interests issuable under the Corporation's 2001 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., John M. Thompson, Samuel
J. Palmisano, Lawrence R. Ricciardi, John R. Joyce, Mark Loughridge, Robert F. Woods, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the
SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of October 2001.

                                    /s/ Cathleen Black
                                    ------------------------------
                                    Cathleen Black
                                    Director


                                    /s/ Nannerl O. Keohane
                                    ------------------------------
                                    Nannerl O. Keohane
                                    Director


                                    /s/ Charles F. Knight
                                    ------------------------------
                                    Charles F. Knight
                                    Director


                                    /s/ Minoru Makihara
                                    ------------------------------
                                    Minoru Makihara
                                    Director


                                    /s/ Lucio A. Noto
                                    ------------------------------
                                    Lucio A. Noto
                                    Director

                                    /s/ John B. Slaughter
                                    ------------------------------
                                    John B. Slaughter
                                    Director


                                    /s/ Sidney Taurel
                                    ------------------------------
                                    Sidney Taurel
                                    Director


                                    /s/ Charles M. Vest
                                    ------------------------------
                                    Charles M. Vest
                                    Director


                                       END OF FILING